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Exhibit 10.1

TERMINATION OF
AREA OF MUTUAL INTEREST ("AMI") AGREEMENT

        This Termination of Area of Mutual Interest Agreement (the "Agreement") is made this 16 day of February, 2006, but effective as set forth below, among Pinnacle Gas Resources, Inc., a Delaware corporation (the "Company"); CCBM, Inc., a Delaware corporation ("CCBM"); Carrizo Oil & Gas, Inc., a Texas corporation ("Carrizo"); U.S. Energy Corp., a Wyoming corporation ("U.S. Energy"); Crested Corp., a Colorado corporation ("Crested"), and the CSFB Parties (as defined below); each a "Party" and collectively the "Parties."

Recitals

        A.    WHEREAS, the Company is in the business of developing and producing oil and gas properties, including coal bed methane properties, in the Powder River Basin in Montana and Wyoming;

        B.    WHEREAS, by assignment dated May 31, 2005, Rocky Mountain Gas, Inc., a Wyoming corporation ("RMG"), transferred its interest in the Company to U.S. Energy and Crested;

        C.    WHEREAS, the CSFB Parties, CCBM, RMG, U.S. Energy, and Carrizo entered into an Area of Mutual Interest Agreement dated June 23, 2003 (the "AMI"), which includes the Powder River Basin in Montana and Wyoming, but excludes Powder River County, Montana (with the exception of T9S, R47E and T9S, R48E), as more specifically set forth on the map attached as Exhibit A to the AMI;

        D.    WHEREAS, the Parties have determined that upon consummation of a private placement, as defined below, the AMI should be terminated and of no further force or effect.

        NOW, THEREFORE, the Parties agree as follows:

        1.     The AMI shall be terminated and be of no further force or effect as of the consummation of a private placement of the common stock of the Company to "qualified institutional buyers" pursuant to Rule 144A and to "accredited investors" pursuant to Regulation D with net proceeds to the Company of not less than $100.0 million.

        2.     The term "CSFB Parties" means, collectively, DLJ MB Partners III GmbH & Co. KG, a limited company organized under the laws of Germany, DLJ Offshore Partners III, C.V., a partnership organized under the laws of the Netherlands Antilles, DLJ Offshore Partners III-1, C.V., a partnership organized under the laws of the Netherlands Antilles, DLJ Offshore Partners III-2, C.V., a partnership organized under the laws of the Netherlands Antilles, Millennium Partners II, L.P., a Delaware limited partnership, DLJ Merchant Banking Partners III, L.P., a Delaware limited partnership, and MBP III Plan Investors, L.P., a Delaware limited partnership.

        3.     This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other.

        4.     This Agreement shall be governed by and construed in accordance with the law of the State of Wyoming without reference to the conflict of laws provisions thereof.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

PINNACLE GAS RESOURCES, INC.
By:	/s/ RONALD T. BARNES
	Name:	Ronald T. Barnes
	Title:	Chief Financial Officer and Senior Vice President
CCBM, INC.
By:	/s/ S. P. JOHNSON
	Name:	S. P. Johnson
	Title:	President
CRESTED CORP.
By:	/s/ KEITH G. LARSEN
	Name:	Keith G. Larsen
	Title:	Co-Chairman
CARRIZO OIL & GAS, INC.
By:	/s/ S. P. JOHNSON
	Name:	S. P. Johnson
	Title:	President
U.S. ENERGY CORP.
By:	/s/ MARK J. LARSEN
	Name:	Mark J. Larsen
	Title:	President
DLJ MERCHANT BANKING III, INC.,
as Advisory General Partner on behalf of DLJ Offshore Partners III, C.V.
By:	/s/ GEORGE R. HORNIG
	Name:	George R. Hornig
	Title:	Managing Director
DLJ MERCHANT BANKING III, INC.,
as Advisory General Partner on behalf of DLJ Offshore Partners III-1, C.V. and as attorney-in-fact for DLJ Merchant Banking III, L.P., as Associate General Partner of DLJ Offshore Partners III-1, C.V.
By:	/s/ GEORGE R. HORNIG
	Name:	George R. Hornig
	Title:	Managing Director

DLJ MERCHANT BANKING III, INC.,
as Advisory General Partner on behalf of DLJ Offshore Partners III-2, C.V. and as attorney-in-fact for DLJ Merchant Banking III, L.P., as Associate General Partner of DLJ Offshore Partners III-2, C.V.
By:	/s/ GEORGE R. HORNIG
	Name:	George R. Hornig
	Title:	Managing Director
DLJ MERCHANT BANKING PARTNERS III, L.P.
By:	DLJ Merchant Banking III, Inc.,
as Managing General Partner
By:	/s/ GEORGE R. HORNIG
	Name:	George R. Hornig
	Title:	Managing Director
DLJ MB PARTNERS III GMBH & CO. KG
By:	DLJ Merchant Banking III, L.P.,
as Managing Limited Partner
	By:	DLJ Merchant Banking III, Inc.,
as General Partner
By:	/s/ GEORGE R. HORNIG
	Name:	George R. Hornig
	Title:	Managing Director
	By:	DLJ MB GmbH, as General Partner
By:	/s/ GEORGE R. HORNIG
	Name:	George R. Hornig
	Title:	Director
MILLENNIUM PARTNERS II, L.P.
By:	DLJ Merchant Banking III, Inc., as Managing General Partner
By:	/s/ GEORGE R. HORNIG
	Name:	George R. Hornig
	Title:	Principal
MBP III PLAN INVESTORS, L.P.
By:	DLJ LBO Plans Management Corporation II, as General Partner
By:	/s/ GEORGE R. HORNIG
	Name:	George R. Hornig
	Title:	Vice President

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  Exhibit 10.1
TERMINATION OF AREA OF MUTUAL INTEREST ( " AMI " ) AGREEMENT
Recitals